UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	November 14, 2005

CADENCE RESOURCES CORPORATION
(Exact name of registrant as specified in its charter)

UTAH	0-25170	87-0306609
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3760 North US 31 South, Traverse City, MI		49685
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:		(231) 941-0073

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On November 14, 2005, we issued a press release announcing the 2005 operational results of our newly acquired subsidiary, Aurora Energy, Ltd. A copy of the press release is attached as Exhibit 99.1.

Item 8.01 Other Events

We have prepared a PowerPoint slide presentation to use in upcoming presentations at investor conferences which may include non-public information. A copy of this slide presentation is attached as Exhibit 99.2.

Item 9.01 Financial Statements and Exhibits

c. Exhibits.

Exhibit No.	Description
99.1	Press release dated November 14, 2005.
99.2	PowerPoint slide presentation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CADENCE RESOURCES CORPORATION

Date: November 14, 2005	By:	/s/ William W. Deneau
By: William W. Deneau
Its: President